CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In  connection  with  the   accompanying   Quarterly  Report  of  Concierge
Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005 (the "Report"), I, Allen E. Kahn, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 8, 2005

                                             /s/ Allen E. Kahn
                                            ------------------------------------
                                            Allen E. Kahn
                                            Chairman and Chief Executive Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.













                                                                      Exhibit 32
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